EMLCD SUM -SUP-1 081915

Summary Prospectus Supplement dated August 19, 2015

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Emerging Market Local Currency Debt Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Avi Hooper	Portfolio Manager	2015
Jorge Ordonez	Portfolio Manager	2015
Joseph Portera	Portfolio Manager	2013
Rashique Rahman	Portfolio Manager	2015”

EMLCD SUM SUP-1 081915